Exhibit 10.1
                               EXTENSION AGREEMENT

      THIS EXTENSION AGREEMENT (this "Agreement") is made this 26 day of November, 2003, by and among Professional Veterinary Products, Ltd., a Nebraska corporation ("PVPL"), ProConn, LLC, a Nebraska limited liability company
("ProConn"), Exact Logistics, LLC, a Nebraska limited liability company ("Exact", together with PVPL and ProConn, collectively and individually herein referred to as "Borrower") and U.S. Bank National Association, a national banking association ("Lender").

      WHEREAS, on May 12, 2003, Borrower and Lender entered into that certain Amended and Restated Loan Agreement (the "Loan Agreement") pursuant to which Lender agreed, among other things, to make a Revolving Loan to Borrower of up to $17,500,000.00 as described in Section 2.1 of the Loan Agreement;

      WHEREAS, the Revolving Loan is evidence by the Revolving Note dated May 12, 2003;

      WHEREAS, the Revolving Loan and Revolving Note terminate on December 1, 2003 if not terminated prior thereto and any unpaid principal amount of the Advances and all accrued but unpaid interest thereon under the Revolving Loan shall be payable on the termination date; and

      WHEREAS, Lender and Borrower desire to extend the termination date of the Revolving Loan and the Revolving Note until February 1, 2004, as provided in this Agreement.

      NOW, THEREFORE, for good and valuable consideration as set forth herein, Lender and Borrower agree as follows:

      Section 1. Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed thereto in the Loan Agreement.

      Section 2. Extension of Revolving Loan. The termination date of the Revolving Loan and the Revolving Note shall be extended from December 1, 2003 to February 1, 2004, if not terminated prior thereto pursuant to the terms of the Loan Agreement or Revolving Note.

      Section 3. Reaffirmation. Borrower represents and warrants that no Event of Default has occurred. Borrower hereby reaffirms and ratifies, as of the date of this Agreement, all of the provisions, representations, warranties and covenants of the Loan Agreement and the Revolving Note, as modified hereby, the Term Note and Collateral Agreements, as if such provisions, representations, warranties and covenants were fully set forth herein.

      Section 4.  Miscellaneous.

      Section 4.1. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement, the Loan Agreement, the Notes or the Collateral


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      Agreements,  nor consent to any departure by Borrower  therefrom  shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Borrower in any case shall entitle any Borrower to any other or further notice or demand in similar or other circumstances.

      Section 4.2. Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of each Borrower and Lender, and their respective successors and assigns, including any subsequent holder or holders of any of the Notes or any participation interest therein except that Borrower may not assign or transfer its rights hereunder without the prior written consent of Lender.

      Section 4.3. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Nebraska.

      Section 4.4. Counterparts. This Agreement may be executed in two or more counterparts and such counterparts shall be deemed originals and all such counterparts shall constitute one and the same instrument.

      Section 4.5. Waiver. EACH BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY ONE OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO TO ANY RIGHT ANY ONE OF THEM MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL AND INDIRECT DAMAGES FROM THE OTHER WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY ONE OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE RECIPROCAL WAIVERS OF BORROWER AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL OR INDIRECT DAMAGES AS SET FORTH ABOVE HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND AS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

      Section 4.6. Construction. This document is an agreement between parties who are experienced in sophisticated and complex matters similar to the transaction contemplated

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      by this Agreement and is entered into by both parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Lender and Borrower were each
      represented  by  legal  counsel   competent  in  advising  them  of  their
      obligations and liabilities hereunder.

      Section 4.7. Notice - Written Agreements. This Notice is Provided Pursuant to Nebraska Revised Statutes 45-1,112 et. seq. This Agreement is a credit agreement. A credit agreement must be in writing to be enforceable under Nebraska Law. To protect you and us from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.


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      IN WITNESS WHEREOF,  the parties have executed this Extension Agreement as of the day and year first set forth above.


                                    Professional Veterinary Products, Ltd.,
                                    a Nebraska corporation

                                    By: /s/ Dr. Lionel L. Reilly
                                        ------------------------
                                        Dr. Lionel L. Reilly, its President

                                    ProConn, LLC, a Nebraska limited
                                    liability company

                                    By: Professional Veterinary Products, Ltd.,
                                        a Nebraska corporation, its Manager
                                        and sole Member

                                        By: /s/ Dr. Lionel L. Reilly
                                            ------------------------
                                            Dr. Lionel L. Reilly, its President

                                    Exact Logistics, LLC, a Nebraska limited liability company

                                    By: Professional Veterinary Products, Ltd.,
                                        a Nebraska corporation, its Manager
                                        and sole Member

                                        By: /s/ Dr. Lionel L. Reilly
                                            ------------------------
                                            Dr. Lionel L. Reilly, its President

                                    U.S. Bank National Association, a
                                    national banking association


                                    By:/s/ Donald L. Erikson
                                       ------------------------------
                                    Name: Donald L. Erikson
                                    Title: Vice President

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